Exhibit 10.54

Guaranty Contract of Maximum Amount of RMB 23,000,000, with a term from October 31, 2011 to October 31, 2013, between Changzhou City Wujin Best Electronic Cables Co., Ltd., and Wujin ICBC, guaranteed by Changzhou City Wujin Best Appliances Co., Ltd.